UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 22, 2006




                              PIER 1 IMPORTS, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      1-7832                75-1729843
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                    100 Pier 1 Place, Fort Worth, Texas 76102
     ----------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  817-252-8000
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-.13e-4(c))

Item 7.01   Regulation FD Disclosure

         Pier 1 Imports, Inc. has attached the transcript from its Annual Shareholders Meeting held on June 22, 2006. A copy of the transcript is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby furnished.



Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits.

            Exhibit No.  Description


            99.1 Transcript from the Annual Shareholders Meeting dated June 22, 2006 by Pier 1 Imports, Inc.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIER 1 IMPORTS, INC.

Date:    June 23, 2006            By:  /s/ Michael A. Carter
       ---------------                 ------------------------------
                                       Michael A. Carter, Senior Vice President
                                       and General Counsel, Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.     Description


99.1 Transcript of the Pier 1 Imports, Inc. Annual Shareholders Meeting dated June 22, 2006.